SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust

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Sandalwood Opportunity Fund

a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE, 2015]

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Sandalwood Opportunity Fund (the “Fund”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [SHAREHOLDER MEETING DATE, 2015] at [10:00 a.m.], Eastern time, for the following purposes:

1. To approve a New Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Whippoorwill Capital Management LP, a successor firm to one of the Fund’s current sub-advisers, Whippoorwill Associates Inc. No fee increase is proposed.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [RECORD DATE, 2015] are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [SHAREHOLDER MEETING DATE, 2015].

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Sub-Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.com.

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

[PROXY DATE]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Sandalwood Opportunity Fund

a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE, 2015]

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of Sandalwood Opportunity Fund (the “Fund”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [SHAREHOLDER MEETING DATE, 2015] at [MEETING TIME] [a.m./p.m.], Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [PROXY DATE].

The Meeting has been called by the Board for the following purposes:

  To approve a New Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Whippoorwill Capital Management LP, a successor firm to one of the Fund’s current sub-advisers, Whippoorwill Associates Inc. No fee increase is proposed.

  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [RECORD DATE, 2015] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Board is requesting that the shareholders of the Fund vote “FOR” the proposal approving the New Sub-Advisory Agreement.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-888-868-9501.

PROPOSAL I

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

THE ADVISER AND Whippoorwill Capital Management LP

Background

The primary purpose of this proposal is to enable Whippoorwill Capital Management LP (“WCM”) to serve as the sub-adviser to the Fund subsequent to the termination of the Fund’s sub-advisory relationship with WCM’s affiliated entity, Whippoorwill Associates Inc. (“WAI”). The New Sub-Advisory Agreement is substantially similar to the prior investment sub-advisory agreement with WAI (the “Prior Sub-Advisory Agreement”) in all material respects except that the dates of its execution, effectiveness, and expiration are changed and WCM is identified as the sub-adviser instead of WAI. The Prior Sub-Advisory Agreement was approved by the initial shareholder of the Fund.

Effective July 1, 2015, the principals of WAI created WCM as the result of a corporate realignment of WAI’s businesses. While WAI currently remains operational, the parties intend to transition some of WAI’s investment advisory business to WCM. WCM is 75.5% owned by Shelley Greenhaus and Steven Gendal, the portfolio managers at WAI responsible for servicing the Fund, with Shelley Greenhaus owning the majority of WCM. Steven Gendal one of the principals of WAI is also an owner of a newly established separate registered investment adviser, Logen Asset Management LP (“Logen”).

The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund. Therefore, shareholders are being asked to approve the proposed New Sub-Advisory Agreement.

In order for WCM to serve as sub-adviser to the Fund, the Trustees are requesting that shareholders approve an investment advisory agreement with WCM (the “New Sub-Advisory Agreement”). Approval of the New Sub-Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. WAI has served as a sub-adviser to the Fund since the Fund’s inception in 2012, and WCM will work to ensure a continuity of leadership that it believes will result in no interruption or decrease in the quality of services provided. Shelley Greenhaus and Steven Gendal have served the Fund as portfolio managers since it commenced operations in 2012 and will continue to serve the Fund as portfolio managers after shareholder approval of WCM as sub-adviser, and Norman Louie joined WCM and will serve as a portfolio manager as well. The Fund’s investment objective and principal investment strategies will not change as a result of the New Sub-Advisory Agreement.

At a special meeting on July 13, 2015, the Board approved the New Sub-Advisory Agreement for the Fund, subject to shareholder approval. The Trustees also approved an interim sub-advisory agreement between the Trust, on behalf of the Fund, and WCM (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement allows WCM to manage the Fund while the Trustees solicit shareholder approval for the New Sub-Advisory Agreement. The Interim Sub-Advisory Agreement became effective July 13, 2015 and is effective for 150 days from such date or until the New Sub-Advisory Agreement is approved, whichever is sooner. The terms of the Interim Sub-Advisory Agreement are substantially similar in all material respects to those of the Prior Sub-Advisory Agreement, except that the dates of its execution, effectiveness, and expiration are changed, WCM is identified as the sub-adviser instead of WAI, and all fees earned by WCM under the Interim Sub-Advisory Agreement will be held in a separate escrow account pending shareholder approval of the New Sub-Advisory Agreement. Upon approval of the New Sub-Advisory Agreement by the Fund’s shareholders, the escrowed management fees will be paid to WCM.

Description of the Sub-Adviser

Whippoorwill Capital Management LP is a newly registered SEC registered investment adviser located at 11 Martine Avenue, White Plains, NY 10606 As of July, 2015, WCM commenced operations with the intent to provide investment management services to Registered Investment Company clients. Several of WAI’s management, and portfolio management team have remained intact through the transition to WCM, but the firm has added a new portfolio manager and new chief compliance officer.

The name and principal occupation of each principal executive officer and each director of WCM are listed in the chart below. The address for each is 11 Martine Avenue, White Plains, NY 10606.

NAME:	PRINCIPAL OCCUPATION:
Whippoorwill Capital Management GP LLC	General Partner
Shelley Greenhaus	Portfolio Manager / Limited Partner
Steven Gendal	Portfolio Manager / Limited Partner
Norman Louie	Portfolio Manager / Limited Partner
Nitin Sapru	Chief Compliance Officer

Description of Whippoorwill Capital Management GP LLC

Whippoorwill Capital Management GP LLC is a Delaware limited liability company located at 11 Martine Avenue, White Plains, NY 10606 and is owned by Shelley Greenhaus, Steven Gendal & Norman Louie. Whippoorwill Capital Management GP LLC’s only business activity is its ownership of WCM.

The Sub-Advisory Agreement

A summary of the Prior Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement (together “Agreements”) is provided below. The New Sub-Advisory Agreement is attached as Appendix A to this proxy statement. The terms of the New Sub-Advisory Agreement are substantially similar to those of the Prior Sub-Advisory Agreement, except that the date of its execution, effectiveness, and expiration are changed, and WCM is identified as the sub-adviser instead of WAI. The description of the New Sub-Advisory Agreement in this Proxy Statement is only a summary.

The Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust or WAI (“Independent Trustees”), most recently approved the Prior Sub-Advisory Agreement at a meeting on September 30-October 1, 2014. Under the terms of the Prior Sub-Advisory Agreement, WAI received a monthly fee paid by the Adviser (not the Fund) at an annual rate equal to 1.125% of the assets of the Fund managed by WAI. For such compensation, WAI, at its expense, subject to the supervision of the Adviser and Sandalwood Securities, Inc., continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.

Under the New Sub-Advisory Agreement, WCM will provide portfolio management services to the Fund subject to the investment objectives, policies and restrictions of the Fund and such polices as the Trustees may determine. The Adviser will maintain responsibility over the day-to-day portfolio management of the Fund and will retain control over the Fund. WCM will manage a portion of the Fund’s assets, subject to the supervision of the Adviser and Sandalwood Securities, Inc., the Fund’s primary sub-

adviser. WCM is entitled to receive an annual fee from the Adviser equal to 1.125% of the assets of the Fund managed by WCM.

The New Sub-Advisory Agreement will become effective upon shareholder approval. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, provides that it will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually (a) by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to the New Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the New Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act defines a “majority of the outstanding voting securities” of a Fund as the affirmative vote of the lesser of (a) 67% or more of the voting securities of a fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of a fund. The New Sub-Advisory Agreement may be terminated at any time on 60 days prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Adviser or Sub-Adviser may terminate the New Sub-Advisory Agreement at any time, without the payment of any penalty, on at least 120 days’ prior written notice to the Adviser and the Trust; or by either party thereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach. The Agreement automatically and immediately terminates in the event of its assignment (as defined in the 1940 Act).

Prior Year Sub-Advisory Fees

For the fiscal year-ended September 30, 2014, WAI earned sub-advisory fees in the amount of $316,922.19

Evaluation by the Board of Trustees

The Trustees considered the New Sub-Advisory Agreement between Princeton Fund Advisors, LLC and WCM, with respect to Fund at a meeting held on July 13, 2015. The Trustees were provided with an overview of the Fund, its strategies, and information reported in the WCM's responses to a 15(c) questionnaire. The Trustees' considered some of the key risks of the Fund, performance information, and fee and expense information of the Fund, as identified by WCM in its 15(c) response and outlined in the prospectus.

The Trustees were assisted by legal counsel throughout the Sub-Advisory Agreement review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreements and the weight to be given to each factor considered. The Trustees also relied upon an acknowledgement from Princeton Fund Advisors, LLC, the Fund's adviser and Sandalwood Securities, Inc., the Fund's primary sub-adviser which affirmed that they have conducted their own due diligence with respect to the new sub-adviser resulting from a corporate restructuring of Whippoorwill and they do not expect any impairment in the level of services provided to the Fund, nor will there be any change in the sub-advisory fees paid to the new sub-adviser. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Sub-Advisory Agreements.

Nature, Extent and Quality of Services. The Trustees noted that Whippoorwill would undergo a corporate restructuring resulting in the formation of two new entities, WCM and Logen. They considered that although WCM is a newly formed registered investment adviser, the current sub-adviser, Whippoorwill, manages approximately $500 million in assets specializing in small cap and middle market event driven and distressed credit investment management for institutional and corporate investors including endowments, foundations, insurance companies, public and private pension plans, funds of funds, and family offices. The Board reviewed the background information of the key personnel that would be responsible for sub-advising the Fund taking into consideration their education and years of financial industry experience with hedge fund management and research related to high yield and distressed securities. The Board noted their experience with the Fund, and the benefit to shareholders of the continuity of a majority of the team. The Board noted that with the restructuring, WCM would add an additional portfolio manager to the core investment team, as well as a new CCO with financial industry experience. The Board further noted that WCM would receive operational and support from its affiliate, Logen. The Trustees noted that WCM would utilize Logen’s research to examine changes in the fundamentals of specific issuers, risk allocation, diversification, and overall market conditions with further screening and deeper analysis before considered for the portfolio. Although not all strategy risks can be eliminated, the Board reviewed the sub-adviser’s approach to risk management that identified credit risk of potential issuer default risk and changes in market interest rates as the primary challenges and believed risk mitigation would mainly be achieved through the sub-adviser’s diligent research and disciplined investment approach that monitors these factors and focuses on the appropriate investment entry point. The Trustees noted that the sub-adviser may also use hedging techniques or move to cash if further risk mitigation is necessary. The Board reviewed the sub-adviser’s broker-dealer selection approach, noting that it uses an operating committee to conduct a semi-annual evaluation of a full range of broker-dealer characteristics, including but not limited to cost. The Board noted that the overall investment process would not change, and that the Fund had benefited from having access to a hedge fund type strategy and believed this should not change. The Board also noted that the current arrangement with Whippoorwill had worked well and believed that the new corporate structure would not alter that relationship. The Board concluded that WCM is likely to provide a high level of quality service to the Fund, the adviser and Fund shareholders.

Fees and Expenses. The Trustees noted that they had recently reviewed the sub-advisory fees in connection with the annual review of Whippoorwill. They further noted that the sub-advisory fee proposed to be paid to WCM is identical to that paid to Whippoorwill. They considered the advisory fee allocation, and the allocation to Sandalwood Securities, Inc., the Fund’s primary sub-adviser relative to the duties of each. After further discussion, the Trustees affirmed their finding that the sub-advisory fee is reasonable.

Performance. The Trustees agreed that Whippoorwill's performance was relevant to their deliberations due to the overall continuity of the portfolio management team, noting its contribution to the Fund’s overall returns. They noted that the sub-adviser contributed to the returns of the Fund at a greater rate than the Fund’s overall performance. The Trustees further noted that the sub-adviser outperformed its benchmark for the year to date period, but underperformed for the one and two year periods. They noted positively that the returns were in line with or exceeded the largest monthly performance increase relative to its peers. After discussion, the Trustees agreed that WCM has the capacity to add value in a meaningful way as a sub-adviser to the Fund.

Profitability. The Trustees discussed WCM’s estimated profitability in connection with its relationship with the Fund. They reviewed the sub-adviser's profitability analysis and noted that the sub-adviser anticipates realizing a loss during the initial period of the sub-advisory agreement. The Trustees further noted that the estimate was in line with the projected profit/loss for the predecessor firm. After further discussion, the Trustees concluded the sub-adviser’s estimated profitability was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that economies of scales is an Advisory Agreement level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. They noted that the assets allocated to this strategy are relatively small, and that economies of scale at the WCM level are unlikely at this time.

Conclusion. Having requested and received such information from WCM that the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of NLFT and the shareholders of Sandalwood.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

OTHER INFORMATION

The Fund is a diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Sub-Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [ ] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

The individuals named as proxies on the proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions (and your shares are not held in street name), your shares will be voted “FOR” the proposals and “FOR” or “AGAINST” any other business that may properly arise at the meeting, in the proxies’ discretion. You may revoke any proxy prior to its exercise by filing with the Trust an instrument revoking the proxy or a duly executed Proxy bearing a later date. To be effective, your revocation must be received by the Trust prior to the Special Meeting and must indicate your name and account number. In addition, if you attend the Special Meeting in person you may, if you wish, vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

Security Ownership of Management AND Certain Beneficial Owners

[To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.] As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

[INSERT BENEFICIAL OWNER INFORMATION]

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

[As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.]

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged [ ], a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to [ ] are approximately [$ ]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by WCM. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and[WCM will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and WCM may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [MEETING DATE, 2015]

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.proxyonline.com.

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated: [PROXY DATE]

If you have any questions before you vote, please call our proxy information line at 1-888-868-9501. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD OR VOTE YOUR SHARES ONLINE AT THE WEBSITE LISTED.

Exhibit A

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT is made and entered into as of the [XXX] day of [XXX], 2015, by and between Princeton Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Whippoorwill Capital Management LP, a limited partnership organized under the laws of Delaware (the “Subadviser”) and also registered under the Advisers Act, with respect to the Sandalwood Opportunity Fund (the “Fund”), a series of the NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has been retained to act as investment adviser for the Fund, pursuant to an Investment Advisory Agreement with the Trust dated as of the 1st day of November, 2012 (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Adviser will assign to the Subadviser, and the Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to the Fund:

1. Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage a portion of the assets of the Fund (the “Subadviser Assets”) during the term of this Agreement, subject to the supervision of the Adviser, Sandalwood Securities, Inc. (the “Primary Subadviser”), and the Board of Trustees of the Trust (the “Board”) and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets allocated to it. It is recognized that, subject to the restrictions in Section 7 hereof, the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies, other investment funds and vehicles, and other managed accounts and that the Adviser and the Trust do not object to such activities.

2. Duties of Subadviser.

(a) Investments. During the term of this Agreement, the Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, the Fund, the Adviser or Primary Subadviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Board , to monitor on a continuous basis the performance of the Subadviser Assets allocated to it and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees the Adviser and/or Primary Subadviser will provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund and its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs. In the event the Adviser determines the Fund’s investment portfolio is not in conformity with the Fund’s investment guidelines or any regulatory/tax requirements of the Fund, the Adviser shall promptly notify the Subadviser of the breach and the Subadviser shall promptly make any changes required to the investment portfolio to bring the Fund’s investment portfolio back within the investment guidelines or regulatory/tax requirements of the Fund. In the event Subadviser does not make the changes in a timely manner, Adviser shall have the authority to make the changes necessary to the Fund’s investment portfolio to bring the investment portfolio back into compliance with the Fund’s investment guidelines or regulatory/tax requirements.

(b) Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity in all material respects with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund, the Adviser or Primary Subadviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser, Primary Subadviser, or the Trustees of the Trust and will conform in all material respects to, and comply in all material respects with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser or Primary Subadviser shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser, Primary Subadviser, or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser agrees the Adviser or Primary Subadviser will timely provide the Subadviser with a copy of the minutes of the meetings of the Board to the extent received by the Adviser or Primary Subadviser and to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

To aid the Adviser in quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code, as well as compliance tests to ensure that the Fund is in compliance with the requirements of the 1940 Act, the Subadviser shall provide information the Adviser reasonably requests from the Subadviser in a timely manner in order to allow the Adviser to complete any such testing in a timely manner. In connection with such tax compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder. In connection with such 1940 Act compliance tests, the Adviser shall inform the Subadviser of any such compliance issue and the Subadviser will take prompt action to rectify such compliance issue as the Adviser and Subadviser shall mutually agree.

The Adviser agrees the Adviser or Primary Subadviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions (if the Subadviser is not already aware of the changes) as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust, the Adviser, or Primary Subadviser. In addition to such notice, the Adviser or Primary Subadviser shall provide to the Subadviser a copy of a modified Declaration of Trust, By-Laws and Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner, upon the Adviser’s request such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

(c) Voting of Proxies. The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser. The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser will provide the Trust and the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d) Agent. Subject to any other written instructions of the Adviser, Primary Subadviser, or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser, Primary Subadviser, and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e) Brokerage. The Subadviser is authorized, subject to the instructions and supervision of the Adviser, Primary Subadviser, and the plenary authority of the Board, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as the Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser shall obtain the consent of the Adviser in respect of the use of a Broker prior to establishing any such brokerage account with such Broker. The Subadviser shall place all orders for the purchase and sale of portfolio investments for the Fund’s account with Brokers selected by the Subadviser that have been approved in advance by the Adviser or the Board. In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades. Notwithstanding the foregoing, neither the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets. The Adviser further acknowledges that certain clients of the Subadviser may pay the Subadviser a fee based upon performance, and that the Subadviser is therefore subject to a potential conflict of interest with respect to the allocation of purchases and sales.

(f) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any material violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Board no later than the date of execution of this Agreement and subsequently within six months of any material change thereto.

(g) Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser, at the Adviser’s expense, during any day that the Fund is open for business as set forth in the Prospectus and the Subadviser is open for business.

(h) Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser, Primary Subadviser, or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also (i) inform the Adviser and the Primary Subadviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, and (ii) provide to the Adviser at least ninety (90) days’ prior written notice of any event or action that may constitute an “assignment” of this Agreement as defined in Section 202 of the Advisers Act and/or Section 15 of the 1940 Act, and the rules promulgated thereunder or a “change in control” (as that term is interpreted under the 1940 Act) of the Subadviser. Upon the Trust’s, the Adviser’s or the Primary Subadviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Board or the Adviser (A) via telephone on a quarterly basis and (B) in person on an annual basis, to review the Subadviser Assets, the performance of the Fund, the outlook for the next quarterly or annual period, and any changes in the Subadviser’s investment strategy or personnel. The Subadviser will also provide to the Adviser such additional information reasonably requested by the Adviser to enable it to review and evaluate the Subadviser’s performance in accordance the Adviser’s subadvisor oversight policy.

Subject to the other provisions of this Agreement, the Subadviser will, upon request, also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust, the Adviser, or the Primary Subadviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, any exemptive orders or relief issued by the Securities and Exchange Commission, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(i) Custody Arrangements. The Trust or the Adviser or Primary Subadviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the

Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall on each business day provide the Adviser, the Primary Subadviser, and the Trust’s custodian such information as the Adviser, the Primary Subadviser, and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3. Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4. Expenses. During the term of this Agreement, subject to the remainder of this Section 4, the Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes reasonably necessary to manage the Subadviser Assets. The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials (except where a change of ownership or control at the Subadviser necessitates shareholder approval of a new agreement), prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5. Investment Analysis and Commentary. The Subadviser will provide performance analysis and market commentary (the “Investment Report”) during the term of this Agreement. The Investment Reports are due in a timely manner as agreed upon by the Adviser, the Primary Subadviser, and the Subadviser. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser, Primary Subadviser, and Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Adviser is permitted to distribute the Investment Report, subject to all compliance related reviews being completed prior to distribution.

6. Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to 1.125% of the Subadviser Assets; provided that if any investment adviser or subadviser that manages a portion of the assets of the Fund receives a fee at a rate greater than 1.125% per annum of such assets, the Subadviser shall be entitled to an annual fee equal to such greater rate on a going forward basis from the time another subadviser receives a higher annual fee. Such fee will be computed daily and paid no later than the fifteenth (15th) business day following receipt by the Advisor of the advisory fee from the Fund, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7. Exclusivity. The Subadviser will not subadvise, or provide a model portfolio of positions of the Fund (or substantially similar Fund information), for any other open-end regulated investment company (mutual fund) as defined in the Code under Subchapter M (other than such a fund that is advised solely by the Subadviser and/or one or more of its affiliates) without mutual consent of the Adviser, Primary Subadviser, and Subadviser for a period of twenty-four (24) months following the first allocation of Fund assets to the Subadviser. After the initial twenty-four (24) month period of exclusivity, the exclusivity provision of this Agreement will continue for an additional twelve (12) months so long as the Fund assets allocated to the Subadviser at the end of the first twenty-four (24) month period is $30,000,000 or greater. The exclusivity provision of this Agreement will continue for an additional twelve (12) months after the first thirty-six (36) months so long as the Fund assets allocated to the Subadviser at the end of the first thirty six (36) month period is $50,000,000 or greater. The exclusivity provision of this Agreement will continue on an ongoing basis after the first forty-eight (48) months from the initial allocation of Fund assets to the Subadviser as long as the Subadviser has $75,000,000 in Fund assets allocated to it. For the avoidance of doubt, nothing herein shall be deemed to limit or prevent the Subadviser from establishing or advising a UCITS or SICAV.

8. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a) The Subadviser is registered as an investment adviser under the Advisers Act;

(b) The Subadviser is a corporation duly organized and properly registered and operating under the laws of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its general partner or partners, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d) The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects.

9. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its officers, managers and members, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d) The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e) The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement;

(f) The Adviser acknowledges that any pricing information it employs in valuing the assets held by the Fund may differ from the pricing information employed by the Subadviser in valuing the same assets in the Subadviser’s books and records relating to the Fund, as well as the Subadviser’s books and records relating to other funds and accounts managed by the Subadviser that may from time to time hold the same assets, and that this could result in materially different valuations. The Adviser further acknowledges that the Fund’s need for liquidity may require the Subadviser to cause odd lot sales of positions in the Fund’s portfolio to be effected, which could result in liquidations occurring at prices different than the marked-to-market prices of such positions; and

(g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser’s entering into and performing this Agreement.

10. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material respects.

11. Liability and Indemnification.

(a) Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(b) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Primary Subadviser, the Trust, or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(b) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or Primary Subadviser, or a reckless disregard of their duties hereunder, the Adviser, Primary Subadviser, and any of their Affiliates and each of the Adviser’s or Primary Subadviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser, Primary Subadviser, and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b) Indemnification. The Subadviser shall indemnify the Adviser, the Primary Subadviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Primary Subadviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s or Primary Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Adviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

(c) The Subadviser shall not be liable to the Adviser or Primary Subadviser for acts of the Subadviser which result from acts of the Adviser or Primary Subadviser, including, but not limited to, a failure of the Adviser or Primary Subadviser to provide accurate and current information with respect to any records maintained by the Adviser or Primary Subadviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

(d) The Adviser shall not be liable to the Subadviser for acts of the Adviser which result from the acts of the Subadviser, including, but not limited to, a failure of the Subadviser to provide accurate and current information with respect to any records maintained by the Subadviser, which records are not also maintained by or otherwise available to the Adviser upon reasonable request.

12. Term and Termination.

(a) Term. Unless sooner terminated, the term of this Agreement shall continue for an initial period of two years following the date upon which the Agreement is properly approved by the Fund’s shareholders (the “Initial Term”), and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Board or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b) Termination. Notwithstanding whatever may be provided herein to the contrary, the term of this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i)	At any time by vote of a majority of the Board, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon 60 days’ written notice to the Subadviser;
(ii)	By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or
(iii)	By any party hereto upon 60 days’ written notice to the other party and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and the term shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

The provisions of Sections 7, 11, 16, 17, 18 and 19 shall survive any termination or expiration of the term of this Agreement.

13. Duties of the Adviser. The Adviser and Primary Subadviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and Primary Subadvisory Agreement, and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser or Primary Subadviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

14. Reference to Adviser and Subadviser.

The Adviser may refer to the Subadviser in written materials only to the extent required by applicable law or as agreed to between the parties (it being understood that, in particular, no reference shall be made to the amount of compensation received by the Subadviser hereunder unless required by applicable law), subject to the review and approval of the written material by the Subadviser prior to the written materials use. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall not, in its materials, refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser, the Primary Subadviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser or Primary Subadviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser or Primary Subadviser, which approval shall not be unreasonably withheld or delayed, except to the extent required by applicable law. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

15. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Board or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

16. Confidentiality. Subject to the duties of the Adviser, the Primary Subadviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, and necessary disclosures in the Fund’s registration statement, financial statements, or other documents required to be prepared and filed with the Securities and Exchange Commission (and such disclosure required to the auditor or other service providers in order to comply with the foregoing), the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser, the Primary Subadviser, and the Fund in respect thereof; except to the extent:

(a) Authorized. Each of the Adviser or the Trust, on the one hand, and the Subadviser, on the other hand, has authorized such disclosure; in the case of due diligence either party seeks to provide in connection with any sale or merger of the Adviser or Subadviser, such consent will not be withheld, so long as the recipient party has executed a non-disclosure agreement,

(b) Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c) Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d) Already Known. Such information already was known by the party prior to the date hereof;

(e) Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s Primary Subadviser, custodian, prime broker, and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f) Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, partners and employees (i) will not disclose the Fund’s portfolio holdings without the prior written consent of the Adviser and the Fund’s Chief Compliance Officer, and (ii) are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors, partners, or employees may engage in personal securities transactions based on material non-public information about the Fund’s portfolio holdings.

17. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a) If to the Subadviser:

Shelley Greenhaus

Whippoorwill Capital Management, LP

205 E. 42nd Street

New York, NY 10017

Phone: 914-683-1002

Email: sgreenhaus@whipporwillassociates.com

(b) If to the Adviser:

Greg D. Anderson

Princeton Fund Advisors, LLC

1125 17th Street, Suite 1400

Denver, Colorado, 80202

Phone: 303-382-2855

Email: greg.anderson@mtyale.com

18. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

20. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

21. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

22. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

23. Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER

Princeton Fund Advisor, LLC

By:__________________________________

Name:

Title:

SUB-ADVISER

Whippoorwill Capital Management LP

By:__________________________________

Name:

Title:

[LOGO]

PROXY CARD

SANDALWOOD OPPORTUNITY FUND

a series of the Northern Lights Fund Trust

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [MEETING DATE], 2015 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____________________________ __________
Signature Date

____________________________ __________
Signature (if held jointly) Date

____
Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet: Log on to **www.proxyonline.com**. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone: Simply dial toll-free **"insert Touchtone #"** and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:

"Control Number"

If you would like another copy of the proxy materials, they are available at **www.proxyonline.com**. You will need your control number above to log in.

TAGID: "TAG ID" CUSIP: "CUSIP"

PROXY CARD

SANDALWOOD OPPORTUNITY FUND

a series of the Northern Lights Fund Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSALS:

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.
WE URGE YOU TO VOTE PROMPTLY.

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.proxyonline.com

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